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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report October 11, 2000
                        (Date of earliest event reported)


                              VISTEON CORPORATION
                              -------------------
             (Exact name of registrant as specified in its charter)


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                    Delaware                                                  1-15827                            38-3519512
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(State or other jurisdiction of incorporation)                    (Commission File Number)                     (IRS Employer
                                                                                                               Identification No.)


 5500 Auto Club Drive, Dearborn, Michigan                                                   48126
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  (Address of principal executive offices)                                               (Zip Code)

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        Registrant's telephone number, including area code (800)-VISTEON
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ITEM 5.   OTHER EVENTS.

         On October 11, 2000, we issued a press release reporting that our Board of Directors had declared a cash dividend. The press release, filed as Exhibit
99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                Description
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99.1                       Press release dated October 11, 2000

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            VISTEON CORPORATION




Date:  October 12, 2000                     By:  /s/ Stacy L. Fox
                                                --------------------------------
                                                Stacy L. Fox
                                                Senior Vice President,
                                                General Counsel and Secretary






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                                  EXHIBIT INDEX
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Exhibit No.                                Description              Page
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Exhibit 99.1                          Press Release dated
                                      October 11, 2000

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